1199 WEST PENDER STREET


                                  VANCOUVER, BC




                                      LEASE




                                     BETWEEN




                            SHAMSAN DEVELOPMENTS LTD.

                                (THE "LANDLORD")




                                       AND

                          ALTTECH VENTURES CORPORATION

                                 (THE "TENANT")




COLLIERS  MACAULAY  NICOLLS  INC,
("Agent")
15th  Floor,  200  Granville  Street
Vancouver,  BC  V6C  2R6

THIS  LEASE  dated  for  reference  this  1st  day  of  December,  1999

BETWEEN:       SHAMSAN  DEVELOPMENTS  LTD, a company duly incorporated under the laws of the Province of British Columbia, and having an address at #288 - 1199 West Pender Street, in the City of Vancouver, in the Province of British Columbia.

               hereinafter  called  the  "Landlord"     OF  THE  FIRST  PART

AND:           ALTTECH  VENTURES  CORPORATION, a company duly incorporated under the laws of the Province of British Columbia, and having an address at P.O. 60332, Fraser RPO in the City of Vancouver, in the Province of British Columbia VSW 4135.

               hereinafter  called  the  "Tenant"     OF  THE  SECOND  PART

WITNESSETH:

THAT in consideration of the mutual covenants and agreements hereinafter respectively reserved and contained, the parties hereto covenant and agree each with the other as follows:

                                   DEFINITIONS
                                   -----------

For the purpose of this Lease the following words and phrases shall have the meanings hereinafter ascribed to them:

1.01      "Lease  Year"  within the meaning of this Lease shall mean a period of time, the first such period commencing on the first day of the Term hereof and ending on the last day of December next following. Thereafter Lease Years shall consist of consecutive periods of 12 calendar months, provided however that the Landlord may at any time specify an annual date from which each subsequent Lease Year is to commence, and, in such event, the then current Lease Year shall terminate on the date preceding the commencement of such new Lease Year. The last Lease Year shall terminate upon the expiration or earlier determination of this Lease.

1.02      "Additional  Rent" means  any and all payments for which the Tenant is responsible in whole or in part in accordance with the Lease, except the rent payable pursuant to Article 3, whether or not specifically designated as Additional Rent elsewhere in this Lease.

1.03     "Building"  means  all  improvements from time to time situate upon the

Lands, presently having a civic address of 1199 West Pender Street, Vancouver, British Columbia.

1.04     "Capital  Tax"  means  the  amount  of  capital tax payable for or with respect to the Landlord's Property by the Landlord or the owners of the Landlord's Property under the Corporations Capital Tax Act of British Columbia as amended or replaced from time to time including Federal Capital Tax or any other legislation imposing taxes on account of capital.

1.05      "Event  of  Default"  means  the  happening  of any event described in
          Article  7.08(a).

1.06     "Indemnifies"  means  any  and  all  persons entering into an indemnity agreement or granting a guarantee with respect to this Lease to the benefit of the Landlord.

1.07 "Land" means all and singular that certain parcel or parcels of land described in paragraph 1 of Schedule "A" hereto.

1.08      "Landlord's  Property"  means  the  Lands  and  the  Building.

1.09 "Lease" means this indenture, including all schedules attached hereto, as from time to time amended in writing by the parties hereto.

1.10      "Leased  Premises"  means  that  portion  of  the  Building  and Lands described in paragraph 2 of Schedule "A" hereto and outlined in red on Schedule "B" hereto excluding any mechanical equipment areas or stairs not installed for the exclusive benefit of the Tenant and excluding any elevator shafts, flues, stacks, pipe shafts and vertical ducts and the interior half of their enclosing walls. The exterior face of the Building is expressly excluded from the Leased Premises, but the Leased Premises shall include windows, locks and doors in perimeter walls. The Leased Premises shall include all installations, fixtures and furnishings and other improvements in the Leased Premises.

1.11 "Normal Business Hours" means the hours from 6:00 a.m. to 6:00 p.m. Monday to Friday, inclusive, of each week.

1.12      "Operating  Costs"  means  the total amount paid or payable whether by the
Landlord or others on behalf of the Landlord for the management, operation, maintenance, care and repair of the Landlord's Property, and without restricting the generality of the foregoing shall include: fuel and operation expenses incurred in lighting, heating, ventilating and air conditioning the Building; the costs of providing electricity or other utilities and services including all rates and charges for electric current, gas, water, telephone and other public or private utilities supplied to the Landlord's Property; the costs of hot and cold water; the costs of window cleaning, telephone and other utilities; the costs of all labour, salaries, wages, benefits and other payments made to or for the benefit of janitors, caretakers and other employees of the Landlord or its agents, and the cost of independent service contracts incurred in the cleaning, refurnishing, maintenance of security; the cost of all supplies (including all supplies and necessities which are occasioned by everyday wear and tear); managerial fees and administrative expenses related to the Building (or Landlord's reasonable charges in lieu thereof if Landlord manages the Building), the costs of fire, casualty, extended perils, public liability, elevator, boiler and machinery, rental and other insurance; the costs of operating, repairing and maintaining of elevators and of air conditioning, mechanical and electrical plant and equipment; the costs of all repairs and replacements for the Building including the capital costs therefor, the costs of painting interior areas not normally rented to tenants and the costs of painting and otherwise maintaining the outside of the Building, the cost of snow and ice removal, refuse removal, landscape maintenance, and all costs in connection with the maintenance of the common areas and facilities; and, all other expenses including accounting fees and business taxes paid or payable by the Landlord in connection with the operation of the Landlord's Property whether or not such expenses are in the contemplation of the parties at the date hereof; depreciation of improvements and equipment which substantially reduces other Operating Costs amortized over their useful life as determined by the Landlord in accordance with sound accounting principals and Capital Tax. Operating Costs shall not include: interest on debt; capital retirement of debt; amounts charged to depreciation except as hereinbefore provided; or, any costs directly chargeable by the Landlord to the Tenant or any tenant or tenants pursuant to this Lease (other than Article 5.04 hereof) or the corresponding provisions of other leases. Operating Costs for any Lease Year, if less than one hundred percent (100%) of the Building is occupied by tenants, shall be increased to an amount estimated reasonably by the Landlord as would have been, or would be, incurred had such occupancy been one hundred percent (100%) during such entire period. When calculating the apportionment of the cost or the amount of an element of the Operating Costs during a period in which a tenant of the Landlord's Property, all Operating Costs incurred by the Landlord whether such facilities are directly or indirectly enjoyed by the tenant shall be payable the Tenant.

1.13      "Property  Taxes" shall mean an amount equivalent to all taxes, rates,

duties, levies, fees, charges and assessments whatsoever ' whether municipal, regional, provincial, federal, parliamentary, school, Social Services or otherwise imposed or charged upon the Landlord's Property or charged-upon the Landlord on account thereof, including all taxes, rates, duties, levies and assessments for local improvements, excluding, however, any Tenant's Taxes (which shall be entirely for the account of the Tenant as otherwise provided in this Lease) and excluding such taxes as corporate, income, profit or excess profit taxes assessed upon the income of the Landlord, and shall include any and all taxes, charges or other assessments which may in future be levied in lieu of all or any of the Property Taxes as herein defined.

1.14      "Proportionate  Share"  means  the fraction which has as its numerator the
Rentable Area of the Leases Premises, and which has as its denominator the total Rentable Area of the Building, whether rented or not.

1.15      "Rent"  means  all  payments by the Tenant required or contemplated by this Lease, including without limiting the generality of the foregoing, amounts referred to as rent, rental, Additional Rent or additional rental.

1.16      "Rentable  Area",  in the case of the Building, shall be calculated as if
the entire building above the level designated the basement were let to tenants occupying whole floors and in the case of premises occupying a whole floor, shall include all the area within the outer Building walls, measured from the inside finish of permanent outer building walls (which shall be considered to be the inside of the window glass where present) and shall include washrooms, electrical closets and other closets within and serving that floor; in the case of premises occupying less than a whole floor, shall include all the area within the Leased Premises measured from the inside finish of permanent outer building walls (which shall be considered to be the inside of the window glass where present) to the office side of corridor walls and to the centre of partitions separating the premises from adjoining premises, to which shall be added a pro rata portion of the area of the corridors, washrooms, electrical closets and other closets within and serving that floor; but in no case shall any Rentable Area include mechanical equipment areas (unless installed for the exclusive benefit of a tenant), stairs (unless installed for the exclusive benefit of a tenant), elevator shafts, flues, stacks, pipe shafts, or vertical ducts, and their enclosing walls or any pro rata portion thereof and shall in no case include any part of the parking or truck receiving areas. The public lobby area on the main floor shall be included in the calculation of Rentable Area.

1.17      "Tenant Taxes"  shall  mean an amount equivalent to all taxes, licence fees, assessments or other charges levied or imposed by any provincial, municipal, school or any other authority against the Landlord or against the Landlord's Property or against the Leased Promises, for or on account of the business conducted by the Tenant or any other person on the Leased Premises, and all taxes, assessments and other charges levied or imposed against or otherwise attributable to the Tenant's or any sub-Tenant's improvements, chattels, fixtures, installations, alterations, equipment and machinery, or being any special or additional taxes, licence fees, assessments or other charges which the Tenant or any sub-Tenant or licensee shall elect or cause to have the Landlord's Property or any part thereof assessed or charged with, whether any such taxes, licence fees, assessments or other charges are payable in law by the Tenant or by the Landlord and whether such taxes, licence fees, assessments or other charges are included by the taxing authority in the taxes, licence fees, assessments or other charges imposed or levied on or with respect to the Building.

                                    ARTICLE 2

                                 GRANT AND TERM
                                 --------------

2.01      DEMISE

In consideration of the rents, covenants, agreements and conditions hereinafter respectively reserved and contained, the Landlord HEREBY DEMISES AND LEASES to the Tenant the Leased Premises, commonly known as Suite 889 and having Two Thousand Four Hundred Seventy-Six (2,476) square feet, as described in Schedule "A" and as shown on Schedule "B" attached hereto.

2.02      TERM

TO HAVE AND TO HOLD the Leased Premise for and during the term of three (3) years and two (2) months (hereinafter sometimes referred to as the "Term"), commencing the 1st day of December 1999 and ending the 31st day of January 2003.

                                    ARTICLE 3

3.01      RENT

Yielding and paying therefor yearly and every year during the Term unto the Landlord a basic net rent in the sum of Twenty-Four Thousand Seven Hundred Sixty Dollars ($24,760.00) of lawful money of Canada to be paid in advance in equal consecutive monthly installments of Two Thousand Sixty-Three & 33/100 Dollars ($2,06333) commencing on the 1st day of December, 1999 and on the first day of each and every month thereafter until and including the 1st day of January, 2003.

If the Term commences on any day other than the first or expires on any day other than the last day of a month. Rent payable under this Article 3.01 for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro rata on a per diem basis;

3.01.01   DEPOSIT

The Tenant shall pay to the Landlord on execution of this Lease by the Tenant the sum of Eight Thousand One Hundred Ninety & 81/100 Dollars ($8,190.81) as a deposit to the Landlord to be applied in part to the first month's rent with the remainder to stand as security for the payment by the Tenant of any and all present and future debts and liabilities of the Tenant to the Landlord and for the performance by the Tenant of any and all its obligations arising under or in connection with this Lease. The Landlord shall repay the security deposit to the Tenant at the end of the Term or sooner termination of this Lease save only that there shall have been any Event of Default immediately before the end or sooner termination of this Lease. The Landlord may retain the security deposit and apply it in reduction of any amounts owing by the Tenant to the Landlord. It is understood that no interest shall accrue on the deposit held by the Landlord and the Landlord shall not be obliged to pay any interest to the Tenant on the deposit so held.

3.02      PLACE  AND  MANNER  OF  PAYMENT  OF  RENT

All  Rent  payable  by  the  Tenant  to  the  Landlord  hereunder  shall  be:

     (a) paid when due hereunder, without prior demand therefor and without any deduction, abatement or set-off whatsoever, at the office of the Landlord's building manager or at such other place or to such other agent or agents as the Landlord may designate from time to time to the Tenant;

     (b) applies against amounts then due and payable thereunder, in such manner as the Landlord may see fit, regardless of any designation or instructions by the Tenant to the contrary;

     (c) made by way of a series of cheques, post-dated to the respective due dates of such payments, which the Tenant shall supply to the Landlord at the commencement of each Lease Year or earlier should the Landlord so request, without prejudice to any other right of remedy of the Landlord.

                                    ARTICLE 4

                          NET LEASE AND ADDITIONAL RENT
                          -----------------------------

4.01      NET  LEASE

The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease for the Landlord except as expressly herein set out, and that the Landlord shall not be responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising or relating to the Leased Premises, or the contents thereof, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises and to any dealings by the Tenant with this Lease and a Proportionate Share of all charges, impositions, costs and expenses of every nature and kind relating to those parties of the Landlord's Property not intended for leasing and the Tenant covenants with the Landlord accordingly.

4.02      ADDITIONAL  RENT

Without limiting the generality of Article 4.01, the Tenant shall pay as Additional Rent:

(a)     the  Tenant's  Taxes  in  accordance  with  Article  5.02;
(b)     a Proportionate Share of Property Taxes in accordance with Article 5.03;
(c)     a  Proportionate  Share  of  Operating  Costs in accordance with Article
5.04;  and
(d) such other sums, amounts, costs and charges as are required to be paid by the Tenant pursuant to this Lease.

4.03      ESTIMATE  OF  ADDITIONAL  RENT

The Landlord may, in respect of any or all of the Additional Rent contemplated by Article 4.02, compute bona fide estimates of the amounts which are anticipated to accrue in the current or next following Lease Year or portion thereof, as the Landlord may determine is the most appropriate period for each item or category of Additional Rent, and may provide the Tenant with written notice of the amount of any such estimate, as well as of the Tenant's estimated aggregate share thereof. Such estimate may be adjusted by the Landlord from time to time as the need may arise, and the Tenant shall then pay installments of Additional Rent according to such estimates as adjusted.

4.04      PAYMENT  OF  ADDITIONAL  RENT

With respect to any Additional Rent which the Landlord elects to estimate from time to time pursuant to Article 4.03, following receipt of the written notice of the estimated aggregate amount of the Tenant's share thereof, the Tenant shall pay to the Landlord the amount of such estimated aggregate share, in equal consecutive monthly installments payable in advance together with the monthly installments of rent as and when due pursuant to Article 3.01. Notwithstanding the foregoing, as soon as bills for all or any portion of the amounts of Additional Rent so estimated are received, the Landlord may bill the Tenant for the amount of its share thereof determined pursuant to the applicable provisions of this Lease.

With respect to any Additional Rent which the Landlord has not elected to estimate from time to time pursuant to Article 4.03, the Tenant shall pay to the Landlord the amount of such Additional Rent, determined pursuant to the applicable provisions of this Lease, immediately upon receipt of an invoice therefor.

4.05      ADJUSTMENT  OF  ADDITIONAL  RENT

Within ninety (90) days after the conclusion of each Lease Year, the Landlord shall compute the actual amount of such Additional Rent, as well as the Tenant's actual aggregate share thereof pursuant to the applicable provisions of this Lease, and make available to the Tenant for examination a statement showing in reasonable detail the information relevant and necessary to the exact calculation of such actual Additional Rent. If the Additional Rent, as set out in any such statement, exceeds the aggregate amount of the installments paid pursuant to Article 4.04 in respect of such earlier estimated Additional Rent, the Tenant shall pay to the Landlord the amount of the excess within fifteen
(IS) days of the receipt of any such statement. If the contrary is the case, the Landlord shall either return it to the Tenant within fifteen (15) days of delivery of such statement or give credit to the Tenant for any such overpayment without interest.

If for any reason beyond the Landlord's control the Landlord is unable to deliver the statement hereinbefore referred to within the said period of ninety
(90) days, the Landlord shall take all reasonable steps as may be necessary to deliver such statement as soon thereafter as is reasonably possible and the failure to provide such statement within the said period shall not entitle the Tenant to withhold any sum payable to the Landlord hereunder, or to claim damages from the Landlord.

4.06      REVIEW  OF  ADDITIONAL  RENT

Any payment made by the Landlord or made by the Tenant and accepted by the Landlord in respect or .any adjustment made pursuant to Article 4.05 shall be without prejudice to the right of the Landlord or the Tenant to claim a readjustment, provided such claim is made within twelve (12) month!, from tile date of delivery of the statement referred to in Article 4.05. The certificate of a charter: accountant appointed by the Landlord who may be the Landlord's auditor shall in the event of a dispute be conclusive and binding upon the Landlord and the Tenant as to any amount payable from time to time under this
Article  4.

4.07      ALLOCATION  TO  A  PARTICULAR  TENANT

If in the Landlord's opinion, the Leased Premises or the use or occupation thereof or any operation therein (whether alone or together with any other tenant or its premises or operations therein) gives rise to a disproportionately high share of any cost or amount which forms part Operating Costs or Property Taxes, the Landlord may allocate to the Tenant such portion of such cost or amount in addition to the Tenant's Proportionate Share thereof as the Landlord determines and the Tenant shall pay to the Landlord as Additional Rent the amount so allocated forthwith upon written notice of the allocation being given to the Tenant. Any amount so allocated by the Landlord shall be deducted from the Operating Costs or Property Taxes, as the case may be, for the period in which it is allocated by the Landlord. The Landlord may at any time notify the Tenant of its intention to make such an allocation to the Tenant and in such event the Landlord may estimate the amount thereof and the Tenant will pay the amount of such estimate to the Landlord in monthly installments in advance and the provisions in this Article 4 will apply mutatis mutandis.

                                    ARTICLE 5

                               TENANT'S COVENANTS
                               ------------------

The  Tenant  covenants  and  agrees  with  the  Landlord  as  follows:

5.01      PAY  RENT

To pay during the Term unto the Landlord the Rent hereby reserved in the manner herein provided without any deduction, abatement or set-off whatsoever.

5.02      TENANT'S  TAXES

(a) To promptly pay the Tenant's Taxes when due. The Tenant shall be liable to pay the Tenant's Taxes for any period falling wholly or partially within the Term.

(b) If the Landlord is required by lawful authority to pay the Tenant's Taxes or considers it advisable to pay the Tenant's Taxes which the Tenant fails or neglects to pay, all moneys so paid by the Landlord shall be to the Tenant's account and the Tenant shall forthwith pay the amount thereof to the Landlord or the taxing authority as the Landlord may direct, and all amounts so paid by the Landlord shall constitute Additional Rent forthwith payable.

(c) The Tenant further covenants and agrees that upon the written request of the Landlord the Tenant will promptly deliver to the Landlord for inspection receipts for payment of all such taxes, fees, assessments or other charges payable by the Tenant under this Article 5.02 which were due and payable prior to such request, and in any event will furnish to the Landlord, if requested by the Landlord, evidence of such payments satisfactory to the Landlord before the 21st day of January in each year, covering payments for the preceding year.

(d) The Tenant will indemnify and keep indemnified the Landlord in respect of all loss, costs, charges and expenses occasioned by or arising from all such Tenant's Taxes and any loss, costs, charges and expenses so suffered by the Landlord shall constitute Additional Rent forthwith payable.

5.03      PROPERTY  TAX

(a) To pay to the Landlord as Additional Rent in accordance with Articles 4.02, 4.03, 4.04 and 4.05 its Proportionate Share of the Property Taxes.

(b) In the event that this Lease shall commence at any time other than at the beginning of a calendar year, and in the event that this Lease shall terminate at any time other than at the end of a calendar year, the Tenant's obligation set out herein for payment of its Proportionate Share of Property Taxes shall be adjusted pro rata on a per diem basis between the Landlord and the Tenant, to the intent and purpose that the Tenant shall bear the burden thereof referable only to the Term of this Lease or any period of holding over.

(c) If the Property Taxes shall be increased by reason of any installations, alterations, improvements or use made in or to the Leased Premises or elsewhere upon the Landlord's Property by or for the benefit of the Tenant or any subtenant, assignee or licensee of the Tenant, the Tenant shall pay the amount of such increase as Additional Rent, immediately upon demand.

(d) Any expense reasonably incurred by the Landlord in attempting.-to obtain a reduction in the amount of the Property Taxes shall be added to and included in the amount of the Property Taxes. In the event that the Tenant shall have paid its Proportionate Share of the Property Taxes pursuant to this Article, and the Landlord shall thereafter receive a refund of any portion of the Property Taxes, the Landlord shall make an appropriate refund to the Tenant.

(e) Should the Tenant not promptly make its payments as herein stipulated with the result that the relevant taxing authorities impose a penalty upon the Landlord for late payment of taxes, the Tenant shall be responsible for the entire amount of such penalty and shall pay same to the Landlord promptly upon demand. Failure to make such payment shall be a default under the terms of this Lease.

5.04      OPERATING  COSTS

(a) To pay to the Landlord throughout the Term as Additional Rent in accordance with Articles 4.02, 4.03, 4.04 and 4.05, its Proportionate Share of Operating Costs including the Tenant's Proportionate Share of charges for electricity and other utilities; and

(b) In the event this Lease commences, expires or is determined before the end of the period for which any item or category of Additional Rent would otherwise be payable, the amount thereof payable by the Tenant shall be apportioned and adjusted pro rata on a per diem basis.

5.05      ELECTRICITY  AND  OTHER  UTILITIES

(a) The Tenant's use of electricity in the Leased Premises shall be for the operation during normal business hours of lighting and normal business machines, electrical fixtures such as typewriters and other small office machines and lamps, and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises. In order to ensure that such capacity is not exceeded, and to even the possible adverse effect upon the Building's electrical service, the Tenant shall not, without the Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than normal office electrical fixtures, lamps, typewriters and similar small office machines) to the Building's electrical distribution system or make any alteration or addition to the electric system of the Leased Premises existing at the commencement of the Term. If the Landlord grants such consent, the cost of all additional risers and other equipment required therefor shall be paid as Additional Rent by the Tenant to the Landlord upon demand. As a condition to granting such consent, the Landlord may require the Tenant to agree to an increase in the Additional Rent for electricity by an amount which will reflect the increased costs to the Landlord of the additional services to be furnished by the Landlord. The Tenant on request from time to time shall provide the Landlord with a list of all electrical appliances and business machines used in the Leased Premises. In addition, the Tenant shall pay as Additional Rent the cost of any extra electrical consumption caused by special equipment or multiple shift occupancy, which costs shall be based upon B.C. Hydro and Power Authority's estimate of consumption.

(b) The Landlord shall have the exclusive right to clean and maintain the light fixtures and to attend to any replacement of electric light bulbs, tubes and ballasts in the Leased Premises throughout the Term, and may adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice in this regard. The Tenant shall pay to the Landlord as Additional Rent the costs of such maintenance and such replacements.

(c) In the event that there is not a separate meter for measuring the consumption of and charging for electricity or any other utility used or consumed by the Tenant in the Leased Premises, the determination of any such utilities used or consumed by the Tenant shall, at the option of the Landlord, either be by a separate meter installed by the Landlord or if the Landlord so requests by the Tenant, in each case at the expense of the Tenant, or alternatively, be so allocated by the Landlord acting reasonably.

5.06      REMOVAL  OF  FIXTURES

(a) The Tenant may, so long as no Event of Default then exists, at or prior to the expiration of the Term hereby granted, take, remove and carry away from the premises hereby leased all fixtures, fittings, plant, machinery, utensils, shelving, counters, safes or other articles in the nature of trade or tenants' fixtures belonging to or brought upon the Leased Premises by the Tenant, but the Tenant shall in such removal do no damage to the Leased Premises or shall make good any damage which may be occasioned by such removal, and shall at the Landlord's option restore or replace any parts which may previously have been removed or altered by the Tenant; provided further that the Tenant shall not remove or carry away from the Leased Premises any building or any plumbing, heating or ventilating plant or equipment or other Building services.

(b) If the Tenant fails to remove its fixtures and restore the Leased Premises as aforesaid, all such fixtures shall become the property of the Landlord except to the extent that the Landlord continues to require removal thereof pursuant to subclause (d) of this Article 5.06.

(c) Should the Tenant abandon the Leased Premises or should this Lease be terminated before the proper expiration of the Term due to any Event of Default then, in such event, as of the happening of the Event of Default, all trade or tenants' fixtures and furnishings of the Tenant (whether or not attached in any manner to the Leased Premises) shall, except to the extent the Landlord requires the removal hereof pursuant to subclause (d) of this Article 5.06, become and be deemed to be the property of the Landlord, without indemnity to the Tenant and as additional liquidated damages in respect of such default and without prejudice to any other right or remedy of the Landlord.

(d) Notwithstanding that any trade fixtures, furnishings, alterations, additions, improvements of fixtures are or may become the Property of the Landlord pursuant to the other provisions of this Article 5.06, the Tenant shall forthwith remove the same and shall make good any damage caused to the Leased Premises resulting from the installation or removal thereof, all at the Tenant's expense, should the Landlord so require by notice to the Tenant and whether or not the Term of this Lease has expired or otherwise been terminated.

(e) If the Tenant, after receipt of a notice from the Landlord pursuant to subclause (d) of this Article 5.06, fails to promptly remove any trade fixtures, furnishings, alterations, additions, improvements and fixtures in accordance with such notice, then the Landlord may enter into the Leased Premises and remove therefrom all or part of such trade fixtures, furnishings, alterations, additions, improvements and fixtures without any liability and at the expense of the Tenant, which expense shall forthwith be paid by the Tenant to the Landlord.

5.07      INSURANCE

(a) The Tenant shall during the Term, at its sole cost and expense, take out and keep in full force and effect and in the names of the Tenant, the Landlord and the mortgagees of the Landlord as their respective interests may appear, the following insurance:

(i) fire insurance with extended coverage endorsement covering leasehold improvements made or installed by or on behalf of the Tenant in an amount equal to the full replacement value thereof;

(ii) public liability and property damage insurance with respect to the Leased Premises and the Tenant's use of any part of the Building and which coverage shall include the activities and operations conducted by the Tenant and any other person on the Leased Premises; such policies shall be written on a comprehensive basis with limits of not less than $3,000,000 for bodily injury to any one or more persons, or property damage, and such higher limits as the Landlord or the mortgagees of the Landlord may reasonably require from time to time, and all such policies' shall contain a Severability of Interest Clause and a Cross Liability Clause; and

(iii) such other insurance that the Landlord (or its mortgagee) may, acting reasonably, require from time to time.

(b) All insurance shall be effected with insurers and brokers and upon terms and conditions satisfactory to the Landlord, and copies of all policies if requested by the Landlord or certificates of insurance shall be delivered to the Landlord as soon as practicable after the placing of the required insurance.

(c) All such policies of insurance shall contain a waiver of subrogation clause in favour of the Landlord and shall also contain a clause requiring the insurer not to cancel or change the insurance without first giving the Landlord thirty (30) days prior written notice thereof.

(d) The Tenant agrees that if it does not provide or maintain in force such insurance, the Landlord may take out the necessary insurance and pay the premium therefor for periods of one ( I ) year at a time, and the Tenant shall pay to the Landlord as Additional Rent the amount of such premium immediately on demand.

(e) In the event that both the Landlord and the Tenant have claims to be indemnified under any such insurance the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance, if any, to the settlement of the claim of the Tenant.

5.08      ACTS  CONFLICTING  WITH  INSURANCE

The Tenant shall not do or permit to be done anything or any act which may render void or voidable or conflict with the requirements of any policy or policies of insurance or reduce the coverage thereunder, including any regulations of fire insurance underwriters applicable to such policy or policies whereby the Leased Premises or the Landlord's Property are insured or which may cause any increase in premium to be paid in respect of any such policy or policies. In the event that any such policy or policies is or are cancelled by reason of any act or omission of the Tenant, the Landlord shall have the right at its option to terminate this Lease forthwith by giving notice of termination to the Tenant, and in the event that the premium to be paid in respect of any such policy or policies is increased by any act or omission of the Tenant, the Tenant shall pay to the Landlord the amount by which said premium shall be so increased forthwith on demand.

5.09      REPAIR

(a) The Tenant covenants throughout the Term of this Lease at the Tenant's sole cost and expense, to repair the Leased Premises, and to keep the Leased Premises in good repair as a careful owner would do, including interior painting if, in the opinion of the Landlord, such painting is required, with the exception of: reasonable wear and tear to the extent only that such reasonable wear and tear is not inconsistent with the Leased Premises being kept and maintained in good order and condition generally; damage by fire, lightning, tempest and other casualty with respect to which the Landlord has received proceeds of insurance; and structural repairs to the Building.

(b) If the Leased Premises or any equipment, appurtenances and improvements within the Leased Promises, or if the Building, the elevators, boilers, engines, heating apparatus, or other pipes, drainage pipes or other equipment or apparatus or part of the Building not located within the Leased Premises, shall be damaged, destroyed, rendered inoperable, or require replacement through negligence, carelessness or misuse by the Tenant, its servants, agents, employees or any one permitted by it to be in the Building or the Leased
Premises, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant, who shall pay them to the Landlord forthwith on demand.

(c) The Tenant shall permit the Landlord and its agents to enter and view the state of repair and condition of the Leased Premises and improvements therein; and repair according to any notice given by the Landlord to the Tenant in writing, to the extent that the Tenant is responsible for the repairs pursuant to the provisions of this Article 5.09. All repairs made by the Tenant shall be done in a good and workmanlike manner.

(d) In this Lease "repairs" shall include replacements and renewals when necessary and painting and maintenance of all areas, and shall comply with all Municipal, Provincial and Federal regulations.

5.10      USE  OF  LEASED  PREMISES

(a) The Tenant covenants not to use or permit the Leased Premises or any part thereof to be used for any purposes other than the purposes for which the Leased Premises are hereby leased, namely as a business office of the Tenant.

(b) The Tenant covenants not to do or suffer any waste or damage, disfiguration, or injury to the Leased Premises of the fixtures and equipment thereof or permit or suffer any overloading of the floors thereof; and not to place therein any safe, heavy business machine, or other heavy thing, without first obtaining the consent in writing of the Landlord.

5.11      ALTERATIONS  AND  INSTALLATIONS

(a) The Tenant shall not without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, make any alterations, repairs or improvements to the Leased Premises or the Building systems serving the Leased Premises. The Tenant shall submit to the Landlord detailed plans and specifications of any such work or installation when applying for consent, and the Landlord reserves the right to recover from the Tenant the reasonable cost of having its architects, agents or engineers examine such plans and specifications. The Landlord may require that any or all work to be done or materials to be supplied with respect to alterations, repairs of improvements to the Leased Premises shall be done or supplied by workmen or by contractors first approved by the Landlord, such approval not to be unreasonably withheld. All work to be done or materials to be supplied hereunder shall be at the sole cost and expense of the Tenant and shall be done and supplied and paid for in the manner and according to such teems and conditions if any, as the Landlord may prescribe. Any connections of apparatus to the electrical system other than a connection to an existing base receptacle or any connection of apparatus to the plumbing lines shall be deemed to be an alteration within the meaning of this
Article 5 11(a).

(b) Any additions to or alterations of the Leased Premises shall become part of the Landlord's Property.

(c) The Tenant shall install or put up in the Leased Premises only such window drapes, blinds, awnings. floor coverings, wall ' coverings, notices or other similar things as are first approved in writing by the Landlord.

5.12      SIGNS  AND  ADVERTISING

The Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or in the interior of the Leased Premises and visible from the outside of the Building. The Landlord may prescribe a uniform pattern of identification of signs for tenants to be placed on the outside of the doors or other entranceway leading into the Leased Premises, and other than such identification signs, the Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on the outside of the Leased Premises for exterior view without the prior written consent of the Landlord, such consent not to be unreasonably withheld, taking into account the character and construction of the Building and the Leased Premises, the nature of the Tenant's business, and the requirements of all relevant authorities. The Tenant shall remove the same at the expiration of the Term hereof, and make good all damage caused by such removal.

5.13      NO  NUISANCE

The Tenant shall not at any time during the Term, use or exercise or carry on or permit or suffer to be used, or to be exercised or carried on, in or upon the Leased Premises or any part thereof any noxious or offensive art, trade, business, occupation or calling, and no act, matter or thing whatsoever shall at any time during the said Term be done in or upon the Leased Premises or any part thereof which shall or may be used or grow to the annoyance, nuisance, damage or disturbance of the occupiers or owners of the Building or adjoining land and property.

5.14      COMPLIANCE  WITH  LAWS

The Tenant covenants that it shall promptly, at its expense, comply with and observe the requirements of all statutes, bylaws, laws, ordinances, regulations and orders at any time in force during the Term hereof which are applicable to the Tenant or the condition, partitioning, equipment, repair, maintenance, use or occupation of the Leased Premises, including without limitation, all police, fire, and sanitary regulations and any regulation, order or requirement of any fire underwriters association or any similar body having similar functions and of any liability of fire insurance company by which the Landlord and Tenant or either of them may be insured at any time during the Term hereof, whether or not such statute, bylaw, law, regulations, ordinance or order be of a kind now existing or within the contemplation of the Landlord or the Tenant. In so doing, the Tenant shall at its expense make any necessary alterations, repairs, additions or deletions in, on or to the Leases Premises or the Landlord's Property or any parts thereof and any equipment, machinery or other facilities in, on, upon, or used in connection with or appurtenant to the Leased Premises or any part thereof. Notwithstanding the foregoing, it shall be the Landlord's responsibility to comply with and observe all such statutes, bylaws, laws, ordinances, regulations and orders which relating to the Building, except tenants' improvements in so far as they may require changes of a structural nature in the Building, except tenants' improvements, except that such changes shall be made at the expense of the Tenant if they are changes or additions required to be made in or to the Tenant's improvements or partitioning (whether above or below the ceiling tiles) whether such changes be considered structural or not, or if such changes are required by reason of the nature of the use or improvements contemplated or made by the Tenant.

5.15      INDEMNIFICATION

The Tenant covenants with the Landlord to indemnify and save harmless the Landlord from any and all payments and liabilities required to be made in respect of the Leased Premises, but not including income taxes, succession duties, inheritance taxes and similar charges personal to the Landlord, and without limiting the generality of the foregoing, shall indemnify and save harmless the Landlord from any and all liabilities, damages, costs, suits, actions and expenses arising out of:

(a) Any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed.

(b) Any damage to property of the Tenant, any subtenant, licences, and all persons claiming though or under him, them, or any of them, or damage to any other property howsoever occasioned by the use and occupation of the Leased Premises.

(c) Any injury to any person or persons, including death resulting at any time therefrom, occurring in or about the Leased Premises and/or sidewalks, platforms, corridors, stairways, elevators, escalators, parking, loading or other areas adjacent to the same.

Such indemnification in respect of any such breach, violation and non-performance, damage to property, injury or death, occurring during the Term of the Lease shall survive and termination of this Lease, anything in this Lease to the contrary notwithstanding.

5.16      ENTRY  BY  LANDLORD

The Tenant shall permit the Landlord, its servants or agents to enter upon the Leased Premises at any time and from time to time for the purpose of inspecting and of making repairs, alterations of improvements to the Leased Premises or to the Building or systems thereof, or for the purpose of having access to the underfloor ducts, or to the access panels to mechanical shafts (which the Tenant agrees not to obstruct), or in order to check, calibrate, adjust and balance controls and other parts of the heating, ventilating and climate control system. Provided that the Landlord shall proceed under this Article 5.16 in such manner as to minimize interference with the Tenant's use and enjoyment of the Leased Premises, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. Furthermore, the Landlord, its servants or agents may at any time and from time to time enter upon the Leased Premises to remove any article or remedy any condition which in the opinion of the Landlord, reasonably arrived at, would be likely to lead to cancellation of any policy of insurance. Entry by the Landlord upon the Leased Premises or any part or parts thereof from time to time pursuant to this Article
5.16  shall  not  be  or  be  deemed  to  be  a  re-entry.

5.17      ASSIGNING,  SUBLETTING,  PARTING  WITH  POSSESSION

(a) The Tenant covenants not to assign this Lease or sublet the Leased Premises or any part thereof or permit the Leased Premises or any part thereof to be occupied by any person other than the Tenant without the prior consent in writing of the Landlord, which consent shall not be unreasonably withheld or delayed in each instance. At the time the Tenant requests the consent of the Landlord, the Tenant shall deliver to the Landlord a copy of any offer or agreement to assign or sublet or the sublease or assignment, the name, address, nature of business and the most recent financial statements (audited, if available) of the proposed assignee, subtenant or occupant and forthwith upon request such additional information, if any, as the Landlord` may reasonably require (all of which is herein referred to as "required information"). Upon the receipt of such request and all the required information the Landlord may within fourteen (14) days after such receipt, cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Leased Premises or, if the request is to sublet a portion of the Leased Premises only, cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in the Landlord's notice of exercise of such right, which shall be neither less than sixty (60) nor more than ninety (90) days following the service of such notice. If the Landlord should exercise such right of termination, then, except as hereinafter provided, the Tenant shall surrender the whole or the part, as the case may be, of the Leased Premises in accordance with such notice and the rent and other payments required to be made by the Tenant hereunder shall be adjusted as at the date of termination.

(b) The Landlord's consent to any assignment may be conditional upon the assignee entering into an agreement in a form satisfactory to the Landlord to perform, observe and keep each and every covenant, condition and agreement in this Lease on the part of the Tenant to be performed, observed and kept, including payment of rent and all other sums and payments agreed to be paid or payable under this Lease on the days and at the times and in the manner specified.

(c) In no event shall any assignment or subletting or occupancy to which the Landlord may have consented alter, release or relieve the Tenant from its obligations fully to perform all the Tenant's covenants, conditions and agreements of this Lease. The Tenant shall pay on demand the Landlord's reasonable costs incurred in connection with the Tenant's request for such consent.

(d) If the Tenant is a private corporation and any or all of its issued shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition or dispositions so as to result in a change in the control of the corporation, such change of control shall be considered an assignment of this Lease and shall be subject to the aforesaid provisions: the Tenant shall make available to the Landlord upon its request for inspection and copying, all books and records of the Tenant, any assignee or subtenant and their respective shareholders which, alone or with other data, may show the applicability or inapplicability of this section.

(e) The Tenant shall not advertise or allow the Leased Premises or a portion thereof to be advertised as being available for assignment, sublease or otherwise without the prior written approval of the Landlord to the form and content of such advertisement, which approval shall not be unreasonably withheld, provided that no such advertising shall contain any references to the rental or the rental rate of the Leased Premises.

(f) The Tenant shall be liable for the Landlord's costs incurred in connection with the Tenant's request for consent, including but without limiting the generality of the i foregoing, the Landlord's legal expenses.

5.18      TIDY  CONDITION

The Leased Premises and every part thereof shall be kept in a clean and tidy condition, and no waste paper, garbage, ashes or waste or objectionable material shall be permitted to accumulate thereon. The Tenant shall place in containers of a type approved by the Landlord all garbage and refuse, and such containers shall be deposited for pickup at such times and places as are designated in writing from time to time by the Landlord.

5.19      RULES  AND  REGULATIONS

The Tenant and its employees and all persons visiting or doing business with it on the Leased Premises shall be bound and shall observe the Rules and Regulations attached to this Lease as Schedule "C" and any other reasonable or amended Rules and Regulations made hereafter by the Landlord of which notice in writing shall be given to the Tenant, and all such Rules and Regulations shall be deemed to be incorporated into and form part of this Lease. Provided that nothing in this Lease contained shall be construed to impose upon the Landlord any duty or .obligation to enforce the Rules and Regulations or the terms, covenants, or conditions in any other lease against any other tenant of premises in the Building, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. The Landlord also has the right to suspend or cancel any or all such Rules and Regulations.

5.20      NOTICE  OF  ACCIDENTS

The Tenant shall notify the Landlord promptly and in writing of any accident or damage of which it becomes aware, or any defect in the Leased Premises or the Building or any part thereof including the heating, ventilating and air conditioning apparatus, water and gas pipes, telephone lines, electrical apparatus or other building services

5.21      FIRE  AND  SAFETY

The Tenant acknowledges that it may be or become desirable or necessary for the Landlord to organize and coordinate arrangements within the Building for the safety of all tenants and occupants in the event of fire or similar event, and the Tenant, its employees, servants, agents and invitees shall cooperate and participate in any fire drills, evacuation drills and similar exercises as may be arranged or organized by the Landlord from time to time, and will hold the Landlord harmless from any loss, damage or injury arising therefrom.

5.22      ENERGY  CONSERVATION

The Tenant shall cooperate with the Landlord in conserving energy of all types in the Building including complying at the Tenant's own cost with all reasonable request and demands of the Landlord made with a view to energy conservation; any reasonable capital expenditures made by the Landlord in an effort to promote energy conservation shall be added to Operating Costs in the Lease Year such expenditures are incurred.

5.23      CERTIFICATE

The Tenant agrees that it will at any time and from time to time, upon not less than five (5) days prior notice, execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), the amount of the annual rent and Additional Rent then being paid hereunder, the dates to which the same, by installments or otherwise, have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has notice and giving such other information as the Landlord may require, it being understood and agreed that any such statement delivered pursuant to this paragraph shall be addressed to (and may be relied upon by) any prospective purchaser or mortgagee of the Landlord's interest or by such other person as the Landlord may direct.

5.24      SURRENDER  OF  POSSESSION

The Tenant will, at the expiration or sooner determination of the Term, peaceably surrender and yield up unto the Landlord the Leased Premises with the appurtenances, together with all alterations, additions, fixtures or erections which at any time during the said Term shall be made therein or thereon in good repair and condition in accordance with the Tenant's obligations to repair.

                                    ARTICLE 6

                              LANDLORD'S COVENANTS
                              --------------------

The  Landlord  covenants  with  the  Tenant  as  follows:

6.01      QUIET  ENJOYMENT

The Landlord covenants and agrees with the Tenant that upon the Tenant paying the Rent hereby reserved within the periods limited herein for the payment thereof, and upon the Tenant observing and performing the covenants and agreements herein contained within the periods limited for the observance and performance thereof, the Tenant shall and may peaceably possess and enjoy the Leased Premises for the Term hereby granted without any interruption or disturbance from the Landlord or any person or persons claiming by, through or under the Landlord. Provided and it is hereby agreed that in no event will the conduct of repairs, alterations, additions or renovations by the Landlord to the exterior or interior of the Leased Premises or the Building (nor construction within or upon the Building or the Leased Premises) constitute a breach of this covenant for quiet enjoyment.

6.02      REPAIR  AND  MAINTENANCE

Subject to other provisions hereof, the Landlord shall repair, replace and maintain the external and structural parts of the Building which do not comprise a part of the Leased Premises and are not leased to others, and equipment closets and shafts within the Leased Premises designated by the Landlord for use by it in connection with the operation and maintenance of the Building, and shall perform such repairs, replacements and maintenance in a good and workmanlike manner.

6.03      HEATING  AND  AIR  CONDITIONING

The Landlord shall provide heating and air conditioning of the Leased Premises to an extent sufficient to maintain reasonable temperature therein during normal business hours and under normal office use, except during the making of repairs, alterations or improvements and except when prevented from so doing by strikes, the making of repairs, inspections, alterations, improvements and maintenance or any causes beyond the Landlord's reasonable control. The Tenant acknowledges that the foregoing obligation is limited to heating and air conditioning on the basis of one person to every one hundred (100) square feet of space on an open floor basis, the window shading being drawn on exterior windows during the time that such windows are exposed to the sun, all windows being kept closed, and the average consumption of electricity on the Leased Premises not exceeding four (4) watts per square foot, and is without regard to the Tenant's specific use thereof or the installation of any computers or data processing equipment. Any and all costs of adapting the air conditioning and heating systems required as a result of any alteration, change, or improvement made to the Leased Premises by the Tenant or by the Landlord on behalf of the Tenant shall be the responsibility of the Tenant and not the Landlord.

6.04      JANITOR  SERVICES

The Landlord shall cause, when reasonably necessary, the floors of the Leased Premises and the common areas, if any, on the floor on which the Leased Premises are situate to be swept and cleaned, the windows washed and the desks, tables and other furniture dusted. The Landlord shall not be responsible for any act of omission or commission on the part of any person or persons employed to perform such work; such work shall be done at the Landlord's direction without any interference by the Tenant, its servants or employees.

6.05      ELEVATORS

The Landlord shall furnish, except during the making of repairs, maintenance, alterations, improvements or inspections and except when prevented from so doing by strikes or any cause beyond the Landlord's reasonable control, passenger elevator service during normal business hours to the Tenant and its employees and those doing business with the Tenant, in common with others, provided that the Tenant and such employees and all other persons using the same shall do so at their sole risk, and under no circumstances shall the Landlord be liable for any claim or responsible for any damage or injury happening to any person while using the elevator, or occasioned to the Tenant or any other persons by any elevator or any of its appurtenances.

6.06      WASHROOMS

The Landlord shall permit the Tenant and its employees, in common with others entitled thereto, to use the washrooms in the Building on the floor or floors in which the Leased Premises are situate.

6.07      ACCESS

The Tenant and its employees and all persons lawfully requiring communication with them, shall have the use during normal business hours in common with others of the main entrance and stairways, corridors and elevators leading to the Leased Premises. At times other than during normal business hours, the Tenant and the employees of the Tenant and persons lawfully requiring communication with the Tenant shall have access to the Building and to the Leased Premises and use of the elevators only in accordance with the Rules and Regulations attached hereto as Schedule "C" or any other Rules and Regulations promulgated by the Landlord from time to time.

6.08      LIGHT  FIXTURES

The Landlord shall clean and maintain the light fixtures provided by the Landlord in the Leased Premises, it being agreed by the Tenant that such cleaning and maintenance shall be performed exclusively by the Landlord or its contractors at the sole expense of the Tenant.

6.09      LANDLORD'S  INSURANCE

The Landlord shall take out and keep in force during the Term insurance with respect to the Landlord's Property except for the leasehold improvements therein. The insurance to be maintained by the Landlord shall be in respect of perils and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonably prudent owners of properties similar to the Landlord's Property, all as from time to time determined at reasonable intervals by insurance advisors selected by the Landlord, and whose opinion shall be conclusive. Unless and until the insurance advisors shall state that any such perils are not customarily insured against by owners of properties similar to the Landlord's Property, the perils to be insured against by the Landlord shall include, without limitation, public liability, boiler and machinery, fire and extended perils and may include at the option of the Landlord losses suffered by the Landlord in its capacity as Landlord through business interruption. The insurance to be maintained by the Landlord shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim over to which the insurer might otherwise be entitled against the Tenant or the agents or employees of the Tenant, if such is obtainable at reasonable costs.

                                    ARTICLE 7

                             MISCELLANEOUS COVENANTS
                             -----------------------

It  is  further  hereby  agreed  as  follows:

7.01      DISTRESS

The Landlord shall have the right to levy distress upon the goods and chattels upon the Leased Premises for Rent in arrears, and shall have the right, in case of removal by the Tenant of the goods and chattels of the Tenant from the Leased Premises, to follow and seize the same at any place to which the Tenant or any other person may have removed them, it being expressly understood and agreed by the Tenant that notwithstanding any statute, bylaw, regulation or order of any authority or government having jurisdiction, none of the goods or chattels of the Tenant at any time during the continuance of the Term shall be exempt from levy by distress for Rent in arrears, and that upon any claim being made for such exemption by the Tenant or on distress being made by the Landlord this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods, the Tenant waiving hereby all and every benefit of any present or future statute, bylaw, regulation or order of any government authority taking away or limiting the Landlord's right of distress.

7.02      LIENS

The Tenant shall not suffer or permit any lien under the Builders Lien Actor any like statute to be filed or registered against the Landlord's Property by reason of work, labour, services and materials supplied or claimed to have been supplied to the Tenant. If any such lien shall at any time be filed or registered, the Tenant shall procure registration of a discharge within ten (10) days after the lien has come to the notice or knowledge of the Tenant. The Tenant shall defend on behalf of the Landlord at the Tenant's sole cost and expense, any action, suit or proceeding which may be brought therein or for the enforcement of such lien, liens or orders, and the Tenant shall pay any damages and satisfy and discharge any judgments entered thereon and save harmless the Landlord from any claim or damage resulting therefrom it is further agreed that the Landlord may, but shall not be obliged to, discharge any such lien if the Tenant shall fail to do so and if in the Landlord's judgment the Landlord's Property becomes liable to any forfeiture or sale or is otherwise in jeopardy, or if the Landlord is or is likely to be adversely affected thereby and any amount paid by the Landlord in so doing, together with all reasonable costs and expenses of the Landlord in connection therewith, shall be reimbursed to the Landlord by the Tenant on demand and may be recovered as rent in arrears. Nothing herein contained shall authorize the Tenant, or imply any consent or agreement on the part of the Landlord, to subject the Landlord's Property or any estate and interest therein to any liens.

7.03      DAMAGE  OR  DESTRUCTION  OF  LEASED  PREMISES

(a) If the Leased Premises are damaged or destroyed the Rent shall abate in the proportion that the part of the Leased Premises rendered unfit for occupancy bears to the whole of the Leased Premises until the Leased Premises are rebuilt; provided that if the Leased Premises are so damaged or destroyed that in the reasonable opinion of the Landlord the Leased Premises cannot be rebuilt or made fit for the purposes of the Tenant within one hundred and twenty
(120) days after the damage or destruction, the Landlord may at its option terminate this Lease by giving the Tenant within thirty (30) days of the damage or destruction notice of termination and the Tenant shall on the date specified in that notice, which shall be within sixty (60) days after delivery of the notice of termination, deliver up possession of the Leased Premises to the Landlord.

(b) In the event of damage or destruction to the Leased Premises, the cost of which is wholly recoverable by the Landlord under a policy or policies of insurance, the Landlord shall with reasonable diligence repair the Leased Premises unless the Tenant is obligated to repair under the terms hereof or unless this Lease is terminated under Articles 7.03(a) or 7.03(c) hereof. The Tenant shall, subject to provisions respecting termination of this Lease, with reasonable diligence repair or replace leasehold improvements damaged or destroyed in the Leased Premises.

(c) In the event that twenty-five percent (25%) or more of the Rentable Area in the Building is damaged or destroyed and if in the reasonable opinion of the Landlord the Rentable Area cannot be rebuilt or made fit for the purposes of the tenants thereof within one hundred and eighty (180) days of the damage or destruction, the Landlord may at its option terminate this Lease by giving the Tenant within thirty (30) days of the damage or destruction notice of termination and the Tenant shall with reasonable expedition, but in any event within sixty (60) days after the delivery of the notice of termination, deliver up possession of the Leased Premises to the Landlord.

(d) The Leased Premises shall be deemed to have been rebuilt when the Landlord's architect certifies that they have been repaired, rebuilt or restored to the point where the Tenant could occupy them for the purpose of rebuilding, restoring, replacing or repairing the Tenant's Improvements; the issuance of the certificate shall not relieve the Landlord of its obligations to complete its work under Article 6.02. The Tenant shall forthwith after issuance of the certificate proceed to rebuild, restore, replace and repair the Tenant's improvements, in accordance with the provisions hereof.

7.04      LOSS  AND  DAMAGE

(a) The Landlord shall not be responsible in any way for any injury to any person, or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Leased Premises or to their respective invitees, licensees, agents, servants or other persons from time to time attending at the Leased Premises while such person or property is in or about the Building including without limiting the foregoing, any loss of or damage to any such person or property caused by theft or breakage, or by smoke, steam, water, ice, rain, snow or fumes which may leak, issue or flow into the Leased Premises from any part of the Landlord's Properly or from the sprinkler, drainage or smoke pipes or plumbing equipment therein, or from any adjacent or neighbouring lands or premises or from any other place or quarter, or for any loss or damage caused by or attributable to the condition or arrangements of electric or other wiring or of the air conditioning equipment or caused by anything done or omitted to be done by any other tenant of premises in the Building, or by any agent, building manager, contractor or person from time to time employed by the Landlord to perform janitor services or security services in or about the Leased Premises or the Building, or for any other loss whatsoever with respect to the Leased Premises or any business carried on therein.

(b) The Landlord shall not be responsible, and the Tenant shall not be entitled to claim abatement or diminution of Rent, for any damage whatsoever, including indirect or consequential damage or damages for personal discomfort, illness, or inconvenience of the Tenant or the Tenant's servants, clerks, employees, invitees or other persons which may be caused by reason of non-performance or partial performance of any covenants of the Landlord herein contained, including failure of heating apparatus, air conditioning equipment, elevator equipment or other equipment, facilities or systems or temporary stoppage or shutdown thereof for the purpose of effecting repairs or improvements to them or for any other reason whatever, or by reason of the failure of electric or other power or otherwise, or for the failure in the supply of electric light in the corridors, passages or stairways, or for failure to keep same lighted.

7.05      LANDLORD'S  RIGHT  TO  DO  WORK

(a) The Landlord shall have the right to make additions, improvements, installations, alterations and repairs in and to the Leased Premises and the Landlord's Property including, without limitation, all entrances thereto and exits therefrom, and in relation to any such additions, improvements, installations, or repairs the Landlord may cause such obstructions and interference with the use or enjoyment of the Leased Premises and the Landlord's Property as may be reasonably necessary for the purposes aforesaid and may interrupt or suspend the supply of electricity, water or other services when necessary and until said additions, improvements, installations, alterations or repairs shall have been completed, and there shall be no abatement in Rent nor shall the Landlord be liable by reason thereof. All such additions, improvements, installations, alterations or repairs shall be made as expeditiously as reasonably possible. The Landlord further reserves the right at any time and from time to time to grant, modify, and terminate easements or other agreements pertaining to the use and maintenance of all or parts of the Landlord's Property.

(b) The Landlord and any persons authorized by the Landlord shall have the right to use, install, maintain and/or repair pipes, sprinklers, wires, ducts or other installations in, under or through the Leased Premises or in connection with the supply of any services to the Leased Premises or any other premises in the Building, including without limiting the generality of the foregoing, gas, electricity, water, sanitation, telephone, heating, air conditioning and ventilation, without the same constituting a trespass or a re-entry or an eviction of the Tenant in whole or in part. Such work shall be done as expeditiously as is reasonably possible.

(c) The Landlord and any persons authorized by the Landlord shall have the right to enter upon the Leased Premises to make such decorations, repairs, alterations, improvements or additions as it may deem advisable and the Landlord or any persons authorized by the Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefor without the same constituting a trespass or a re-entry or an eviction of the Tenant in whole or in part. The Rent hereunder shall in no way abate while such decorations, repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of the Tenant because of the prosecution of any such work. Such work shall be done as expeditiously as is reasonably possible.

7.06      LANDLORD'S  REPAIR  AND  IMPOSSIBILITY  OF  PERFORMANCE

(a) If any elevator of the building or any of the boilers, engines, pipes, climate control equipment or other apparatus or any of them used for the purpose of heating or air conditioning or other climate control or for the purpose of operating any elevator, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building get out of repair or become damaged or destroyed the Landlord shall have a reasonable time in which to make such repairs or replacements as may be reasonably required for the resumption of those services to the Leased Premises which it has by this Lease expressly agreed to provide, and the Tenant shall not be entitled to any abatement or diminution of Rent or compensation or damages therefor, but should any such equipment of the Building become impaired, damages of destroyed through the deliberate act or omission or the negligence of the Tenant or its employees the expense of the necessary repair shall be borne by the Tenant who shall pay the same to the Landlord upon demand as Additional Rent. Nothing in this Article 7.06(a) shall, however, obligate the Landlord to provide any services to the Leased Premises or to make any repairs not herein specifically required to be provided or made by the Landlord.

(b) Whenever and to the extent that the Landlord shall be unable to fulfill, or shall be delayed or restricted in fulfilling any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any government department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned, or to cancel or modify this Lease.

7.07      LANDLORD  MAY  PERFORM  COVENANTS

The parties hereto agree that it the Tenant shall fail to perform or cause to be performed each and every one of the covenants and obligations of the Tenant in this Lease contained, the Landlord, without limiting any other remedy which it may have, shall have the right at all times to enter the Leased Premises for the purpose of curing any such default of the Tenant, and no such entry for such purpose shall be deemed to work a forfeiture or termination of this Lease, and the Tenant shall permit such entry. The Landlord shall give not less than seven
(7) days' notice to the Tenant of its intention to enter the Leased Premises for such purpose but may enter upon a shorter period of notice or without notice where, in the Landlord's reasonable judgment, there is real or apprehended emergency or danger to persons or property. or where any delay in remedying such default would or might materially prejudice the Landlord. For the purposes of curing the default of the Tenant under the covenants of this Lease, the Landlord may perform or cause the same to be performed and do or cause to be done such things as may be necessary or incidental thereto, (including, without limiting the foregoing, the right to make repairs, installations, erections and expend monies). The Tenant shall reimburse the Landlord upon demand for all expenses incurred by the Landlord in remedying any such default, together with interest thereon from the date incurred until paid at the rate of interest specified in
Article 7.12 hereof. The Landlord shall be under no obligation to remedy any default of the Tenant, and shall not incur any liability to the Tenant or any action of omission in the course of its remedying or attempting to remedy any such default unless such act amounts to gross negligence.

7.08      DEFAULT,  TERMINATION  AND  RE-ENTRY

(a)     The  parties  hereto  mutually  agree  as  follows that if and whenever:

     (i) the Tenant shall default in the payment of Rent and such default shall continue for five (S) days after notice thereat given by the Landlord to the Tenant; or

     (ii) the Tenant shall default in performing or observing any of its covenants or obligations under this Lease other than to pay Rent, and the Landlord shall have given to the Tenant notice of such default, and at the expiration of ten (10) days after the giving of such notice the default shall continue to exist or, in the case of a default which cannot with due diligence be cured within a period of (10) days, the Tenant shall have failed to proceed promptly after giving of such notice to being to cure the same or shall thereafter have failed to carry out the curing of the default with diligence; or

     (iii) the balance of the Term hereof or any of the goods and chattels of the Tenant or of the Indemnifier, if any, shall be seized or taken in execution or attachment; or

     (iv) the Tenant or the Indemnifier, if any, shall make an assignment for the benefit of the creditors, shall make any bulk sale, shall become bankrupt, or shall make application for relief under the provisions of any statute now or hereafter in force concerning bankrupt or insolvent debtors, or take any action whatsoever, with a view to the winding up, dissolution or liquidation of the Tenant, or the Indemnifier, if any, or if a receiver or receiver-manager is appointed for all or a portion of the property of the Tenant or of the Indemnifier, if any; or

     (v) If the Tenant abandons or attempts to abandon the Leased Premises or attempts, except in the normal course of business to remove its goods and chattels from the Leased Premises, or if the Leased Premises have become and remain vacant for a period of thirty (30) days or are used by any person other than such as are entitled to use the same hereunder or shall be used for any purpose other than that for which they were let without the prior written consent of the Landlord; then and in any such cases the then current month's Rent together with the Rent for the three (3) months next ensuing shall immediately become due and payable, and the Landlord may, without notice of any further legal process whatsoever forthwith re-enter upon the Leased Premises or any part thereof in the name of the whole, whereupon in addition to all other rights, the Landlord shall have the right to terminate this Lease and the Term forthwith by giving notice in writing addressed to the Tenant of its intention to do so, anything contained herein or in any statute or law to the contrary notwithstanding, provided however, that such termination shall be wholly without prejudice to the right of the Landlord to recover arrears of Rent to the date of such termination or damages for any antecedent breach of covenant on the part of the Tenant. PROVIDED FURTHER, that notwithstanding such termination, the Landlord may subsequently recover from the Tenant all losses, damages, costs (including without limitation legal costs on a solicitor client basis) and expenses whatsoever suffered by reason of the Lease having been prematurely terminated;

(b) the Tenant agrees with the Landlord that in any of the events described in this Article 7.08(a), the Landlord, in addition to the other rights hereby reserved shall have the right to enter the Leased Premises as agent of the Tenant, either by force or otherwise, without being liable for any prosecution therefor and on notice to the Tenant to release or sublet as the Tenant's agent the Leased Premises or any part or parts thereof and to receive the Rent therefor, and as agent of the Tenant to take possession of any furniture or other property on the Leased Premises and to sell the same at public or private sale without notice, and to apply the proceeds of such releasing or subletting and of such sale on account of Rent due or in satisfaction of the breach of any covenant or agreement heroin contained and the Tenant shall remain liable for the deficiency, if any, together with the Landlord's reasonable expenses of retaking and reletting and conducting such sale, including legal fees as between solicitor and client, and the Landlord shall nevertheless be entitled to sue for and to recover from the Tenant Rent due for the remainder of the Term in the event the Landlord has not relet, or, if the Landlord has relet, to recover from the Tenant the difference between the amounts payable by any new Tenant of the Leased Premises or any part or parts thereof and Rent required to be paid by the Tenant pursuant to this Lease for the balance of the Term, notwithstanding in either case that the Term shall not have ceased, and the Tenant agrees to pay such amount as so determined promptly on demand.

7.09      OVERHOLDING

If, at the expiration of this Lease, the Tenant shall, without the written consent of the Landlord, hold over for any reason the tenancy of the Tenant, the Tenant thereafter shall, in the absence of written agreement to the contrary, be from month to month at a rent per month equal to the amount that is double the monthly rental payable by the Tenant in respect of the immediately preceding month under this Lease, such rent to be payable in advance on the first day of each month, and such tenancy shall be upon and subject to all the terms and conditions of this Lease, including the payment of Additional Rent, except that the tenancy shall be from month to month without any right of renewal.

7.10      LANDLORD'S  SIGNS

Provided that the Landlord shall have the right, within six months from the expiration of the Term, to place upon the Leased Premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant, stating that the Leased Premises are for lease and further provided that the Tenant will not remove such notice or permit the same to be removed.

7.11      COLLECT  OR  OTHER  AMOUNTS  DUE

Any sums, costs, expenses or other amounts from time to time due and payable by the Tenant to the Landlord under the provisions of this Lease, whether by way of indemnity or otherwise, and whether or not expressed to be Rent or Additional Rent hereunder, may at the option of the Landlord be treated as and deemed to be Rent, in which event the Landlord will have all remedies for the collection thereof, when in arrears, as are available to the Landlord for the collection of Rent in arrears, and the Landlord shall be entitled to levy distress therefor in accordance with Article 7.01.

7.12      INTEREST  ON  AMOUNT  IN  ARREARS

When Rent shall be in arrears, the same shall bear interest from the date upon which the same was first due until paid at a rate per annum equal to the lesser of five percent (5%) per annum above the rate of interest from time to time designated by the Landlord's principal bank at the time as being its "Prime Rate" charged to borrowers at its Main Branch in Vancouver at the time, and the maximum rate allowed under the law, and the Landlord shall have all remedies for the collection of such interest as in the case of Rent in arrears, but this stipulation for interest shall not prejudice or affect any other remedies of the Landlord under this Lease.

7.13      EVIDENCE  OF  PAYMENTS

The Tenant shall from time to time, at the request of the Landlord, produce to the Landlord satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease, except payments of Rent required to be made to the Landlord.

7.14      INSPECTION

Provided also that, during the Term, any person or persons may inspect the Leased Premises and all parts thereof at al) reasonable times on producing a written order to that effect signed by the Landlord, or its agents.

7.15      SUBORDINATION

(a) This Lease and everything herein contained is and shall be subordinate and postponed to all mortgages, including any deed of trust and mortgage securing bonds and all indentures supplemental thereto, which may now or hereafter affect the Landlord's Property and to all modifications, consolidations, replacements and extensions thereof.

(b) The Tenant hereby covenants and agrees that it will at any time and from time to time as required by the Landlord during the Term thereof execute promptly any confirmation of such subordination and postponement and give all further assurances reasonably required by the Landlord to evidence and effectuate this subordination and postponement of its rights and privileges hereunder to the holder or holders of any such mortgages or mortgages created after this Lease and the Tenant hereby constitutes the Landlord, the agent or attorney of the Tenant for the purpose of executing any such certificate and of making application at any time and from time to time to register postponements of this Lease in favour of any such charge or charges in order to give effect to the foregoing.

(c) The Tenant if requested by any mortgagee (including any trustee under or deed of trust) shall attorn to such person as a tenant upon all the terms of this Lease.

7.16      DIRECTORY  BOARD

The Tenant shall be entitled to have its name shown upon the directory board in the Building at the Tenant's expense, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for each tenant.

7.17      ENVIRONMENTAL  LAW  -  HAZARDOUS  WASTE

(a) Without limiting any other provision of the Lease, the Tenant agrees to comply in all respect with all laws, ordinances, rules and regulations relating to the storage, transport, use of disposal of toxic and hazardous material (hereinafter called "Hazardous Substance"), including specifically without limitation, the Canadian Environmental Protection Act, the Clean Air Act and the Work Place Hazardous Materials information system legislation and the successor statutes. The Tenant agrees to indemnify and hold the Landlord harmless from and against any and all claims, losses, costs, damages, liabilities, civil fines and penalties, criminal fines and penalties, expenses (including solicitor's fees), cleanup costs or other injury resulting from or arising out of the Tenant's (including employees, contractors and agents) failure to comply with the foregoing sentence. The Tenant agrees to post and keep posted in a prominent location of the working area of the Leased Premises any memorandum or bulletin from the Landlord concerning Hazardous Substances. The foregoing indemnity shall survive the termination of the Lease, any subsequent renewal and shall continue until the applicable statute of limitation runs out.

(b) The Tenant shall not cause or permit any Hazardous Substance, as defined or declared to be such pursuant to any environmental laws, to be brought upon, kept or used in or about the Leased Premises or any part thereof without the prior written consent of the Landlord, which consent shall not be unreasonably withheld if the Tenant demonstrates to the Landlord's reasonably satisfaction that the Hazardous Substance is reasonably necessary for the Tenant's permitted use of the Leased Premises and that it will be used, kept, stored and disposed of in a manner that complies with all Environmental Laws regulating the Hazardous Substance.

(c) The Tenant shall at the Tenant's own expense comply with all environmental laws regulating the manufacture, use, storage, transportation and disposal of Hazardous Substances and shall make, obtain and deliver all reports and studies required by any authority.

(d) The Landlord may at any time and from time to time inspect the Leased premises and the Tenant's records of the purpose of identifying the existence, nature and- extent of any Hazardous Substance on the Leased Premises and the Tenant's use, storage and disposal of any Hazardous Substance, and the Tenant agrees to co-operate with the Landlord in its performance of such inspection. If the Landlord, acting reasonably, determines following any such inspection that further testing or investigation is required in order to monitor the Tenant's compliance with any environmental laws, or may arrange for such testing or investigation itself, in which case the Landlord's cost of any such testing or investigation shall be paid for by the Tenant to the Landlord as Additional Rent forthwith upon demand therefor.

(e) If any authority shall require the cleanup of any Hazardous Substance held, released, spilled, abandoned or placed upon the Leased Premises or released into the environment by the Tenant in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Leased Premises, then the Tenant shall at its own expense, prepare all necessary studies, plans and proposals and submit the same for approval, provide all bone; ,and other security required by the authorities and carry out and complete the work required, provide to the Landlord full information with respect to proposed plans and status i )m time to time of its cleanup work and comply with the Landlord's requirements with respect to such plans.

(f) If the Tenant creates or brings to the Leased Premises any Hazardous Substance or if the conduct of the Tenant's business shall cause there to be any Hazardous Substance at the Leased Premises then, notwithstanding any provision in this Lease or rule of law to the contrary, such Hazardous Substance shall be and remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord notwithstanding the degree of affixation to the Leased Premises of the Hazardous Substance or the goods containing; the Hazardous Substance, and notwithstanding the expiry or early termination of the Lease.

(g) Upon the expiration or early termination of the Term, the Tenant at its sole expenses shall remove and dispose of all Hazardous Substances and all storage tanks and other container therefor in accordance with all environmental laws to the extent required by the Landlord, and to the extent that such removal and disposal involves any excavation work at the Leased Premises, the Tenant shall restore the Leased Premises to the same grade level as immediately prior to excavation, using only clean uncontaminated soil or other material satisfactory to the Landlord.

7.18      RELOCATION  OF  TENANT

At any time after the entering into of this Lease, the Landlord may substitute for the Leased Premises, other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Leased Premises for all purposes under this Lease, provided that the New Premises shall be similar to the Leased Premises in area and configuration; the substitution shall be made in order to lease the Leased Premises to a tenant of the Building who then occupies, or as a result of such substitution will occupy, all or a substantial part of the floor of the building on which the Leased Premises are located; if the Tenant is then occupying the Leased Premises, the Landlord shall pay the actual and reasonable expenses of physically moving the Tenant, its property and equipment to the New Premises, the Landlord shall give the Tenant not less than thirty (30) days' prior written notice of such substitution, and the Landlord, at its expense, shall improve the New Premises with improvements substantially similar to those in the Leased Premises at the time of such substitution, if the Leased Premises are then improved.

7.19      INDEMNIFIER'S  OBLIGATIONS

The obligations of the Indemnifier, if any, shall be as set out in Schedule "E".

                                    ARTICLE 8

                               GENERAL PROVISIONS
                               ------------------

8.01      LEASE  ENTIRE  AGREEMENT

The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions, express or implied, relating to this Lease or the Leased Premises save as expressly set out in this Lease, and that this Lease, including the Schedules attached and the Rules and Regulations, constitutes the entire agreement between the Landlord and the Tenant and may not be modified in any way except by subsequent agreement in writing executed by the Landlord and the Tenant; the Landlord's janitors, superintendents and/or agents are not authorized to amend this Lease and any representations, alterations, amendments or qualifications made by the Landlord's janitors, superintendents and/or agents (unless such agents are specifically authorized) shall be null and void.

8.02      NON-WAIVER  AND  CONDONING

(a) No act of the Landlord, other than an express waiver in writing, shall constitute a waiver of any rights of the Landlord, notwithstanding any principle of law or equity. Further, no condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or of any other Event of Default, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default, breach, non-observance or Event of Default. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

(b) The acceptance of Rent from or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a sub-tenant, assignee, transferee or otherwise in the place and stead of the Tenant.

(c) The acceptance by the Landlord as a part payment of any sums required to be paid hereunder shall not constitute waiver or release of the right of the Landlord to payment in full of such sums.

8.03      TRANSFER  BY  LANDLORD

In the event of a sale, transfer or lease by the Landlord of the Landlord's Property or of the Building or a portion thereof containing the Leased Premises, or in the event of the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, the Landlord shall, without further written agreement, to the extent that such purchaser, transferee or lessee agrees to be or becomes bound by the covenants and obligations of the Landlord hereunder, be automatically freed, released and relieved of all liability or obligations under this Lease.

8.04      REGISTRATION

The Sub-Tenant covenants and agrees that the Landlord shall not be obliged to execute or deliver this Lease in form registrable under the Land Title Act of British Columbia, and that the Tenant will not register or record this Lease against the title to the Lands unless and until so requested by the Landlord. The costs of any registration evidencing this Lease shall be paid by the Sub-Tenant.

8.05      BROKERAGE  COMMISSIONS

Any brokerage commissions arising from an act of the Tenant with respect to this Lease including renewal costs shall be borne exclusively by the Tenant and the Tenant shall indemnify and save harmless the Landlord from any and all claims with respect thereto.

8.06      NOTICES

Any notice, request or demand herein provided for or given hereunder, it given by the Tenant to the Landlord, shall be sufficiently given if delivered to an officer of the Landlord's agent MacKenzie Management Ltd. or Colliers Macaulay
Nicolls  or  if  mailed  by  prepaid  mail  as  follows:

                           Colliers  Macaulay  Nicolls
                           15th Floor, 200 Granville Street
                           Vancouver,  B.C.  V6C  2R6

Any notice herein provided for or given hereunder if given by the Landlord to the Tenant, shall be sufficiently given if delivered personally to an employee of the Tenant at the Leased Premises or if mailed by prepaid mail as follows:

Either the Landlord or the Tenant may at any time give notice in writing to the other of any change of address of the party giving such notice, or any additional person to whom notices shall be given, and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party and persons for the giving of such notices thereafter, and the Landlord may at any time appoint a new agent.

8.07      ARBITRATION

Where arbitration is called for under the terms hereof, the Landlord and the Tenant agree to submit such matters to arbitration in the following manner:

(a) the Landlord and Tenant shall each appoint one (1) arbitrator and both such arbitrators shall be appointed within fifteen (15) days of the date of the notice of such appointment being given by one party to the other;

(b) the two (2) arbitrators so appointed shall, within fifteen (15) slays of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator;

(c) the three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision and notify the Landlord and Tenant thereof;

(d) the decision of the majority of the three (3) arbitrators shall be binding upon the Landlord and Tenant;

(e) if the Landlord or the Tenant fails to appoint an arbitrator within the time limited in paragraph (a) above, the arbitrator appointed by one of them shall reach a decision, notify the Landlord and Tenant thereof, and his decision shall be binding upon the Landlord and Tenant.

(f) if the two arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall forthwith be submitted to arbitration under the provisions of the Commercial Arbitration Act of the Province of British Columbia, or any similar Act and any statutory modification or re-enactment thereof;

(g)     the  cost  of  the  arbitration  shall  be borne equally by the parties.

8.08      CONSTRUED  COVENANTS.  SEVERABILITY

All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof. Should any provisions of this Lease be illegal or not enforceable they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provisions had never been included.

8.09      INDEX,  HEADINGS

The headings to the Articles and clauses in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or any provision hereof.

8.10      EXTENDED  MEANINGS

In this Lease, unless the context otherwise requires, the word "Tenant" shall be deemed to include and mean each and every person or party mentioned as a Tenant herein, be the same one or more, and if there shall be more than one Tenant, their obligations hereunder shall be joint and several and any notice required or permitted by terms of this Lease may be given by or to any one of them, and shall have the same force and effect as if given by or to all of them. Any reference to Tenant shall also include, where the context allows, the servants, employees, agents, invitees and licensees of the Tenant and all others over whom the Tenant might reasonably be expected to exercise control. Wherever the word "Landlord" is used in this Lease it shall be deemed to include the Landlord and its duly authorized representatives. The words "here", "hereof', "herein", "hereby", "hereto", "hereunder", "hereinafter" and similar expressions used in this Lease relate to the whole of this Lease and not to any particular Article, subsection or schedule unless otherwise expressly provided. Whenever the singular or masculine or neuter is used in this Lease, the same shall be construed to mean the plural or feminine or body corporate, and vice versa, where the context of this Lease of the parties hereto may so require.

8.11      SUCCESSOR  BOUND

This Lease and everything herein contained shall enure to the benefit of and be binding upon the heirs, executors, administrators, successors and other legal representatives, as the case may be, of each of the parties hereto. No rights, shall enure to the benefit of any assignee of the Tenant unless the assignment to such assignee has been approved by the Landlord as provided in Article 5.17.

8.12      TIME  OF  ESSENCE

Time  shall  be  of  the  essence  of  this  Lease.

8.13      GOVERNING  LAW

This Lease shall be governed by and construed in accordance with the laws of the Province of British Columbia.

8.14      GOVERNMENTAL  APPROVALS

The Tenant represents that it may carry on its business in the Leases Premises and that it has obtained all necessary permits, licences and approvals required to permit it to do so.

8.15      FEDERAL  SALES  TAX

Notwithstanding any other provisions of this Lease to the contrary, the Tenant shall pay to the Landlord an amount equal to any and all goods and services taxes, sales taxes, value added taxes, or any other taxes imposed on the Landlord with respect to rents, additional rents or any other amounts payable by the Tenant to the Landlord under this Lease, whether characterized as a goods and services tax, sales tax, value added tax or otherwise (herein called "Sales Taxes"), it being the intention of the patties that the Landlord shall be fully reimbursed by the Tenant with respect to any and all Sales Taxes payable by the Landlord. The amount of such Sales Taxes so payable by the Tenant shall be calculated by the Landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such Sales Taxes apply are payable to the Landlord under the terms of this Lease or upon demand at such other time or times as the Landlord from time to time determines. Notwithstanding any other provision in this Lease to the contrary, the amount payable by the Tenant under this paragraph shall be deemed not to be rent or additional rent, but the Landlord shall have all of the same remedies for and rights of recovery of such amount as it has for recovery of rent under this Lease.

8.16      SURVIVAL  OF  OFFER  TO  LEASE

The provisions of the Offer to Lease dated November 16, 1999 between the Landlord and the Tenant shall survive the execution of this lease. 1n the event of any conflict between the provisions of the Offer to Lease and the provisions of this Lease, provisions of the Offer to Lease shall prevail.

IN WITNESS WHEREOF the parties hereto have executed this Lease.

Signed  Sealed  &  Delivered  by         )
SHAMSAN  DEVELOPMENTS  LTD               )
in  the  presence  of  )                 )
                                         )
                                         )
________________________________         )
Witness                                  )
                                         )
                                         )
________________________________         )
Address                                  )
                                         )
________________________________         )


________________________________
Occupation                                                /s/
                                                  ------------------------------
                                                  Per: Shamsan Developments Ltd.


Signed  Sealed  &  Delivered  by
ALTTECH  VENTURES  CORPORATION
in  the  presence  of


/s/  Andrea  Taggart
--------------------------------
Name
                                                                        C/S

6455  Windsor  Street                                 /s/  E.  MacQueen
--------------------------------                --------------------------------
Address                                         Authorized  Signatory


Vancouver,  B.C.
--------------------------------                --------------------------------
                                                Authorized  Signatory


Business  Woman
--------------------------------
Occupation

                                  SCHEDULE "A"

               TO A LEASE BETWEEN SHAMSAN DEVELOPMENTS LTD AND ALL
                            TECH VENTURES CORPORATION

1.        "Land"  comprises  that  certain  parcel or tract of land and premises situate in the City of Vancouver, British Columbia, more particularly known and described as:

          Firstly: Subdivisions "C", "D" and "E", except part in each Subdivision included in Explanatory Plan 5088, now road, and

          Secondly:    Subdivisions  "A"  and  "B"
                       all of:  Lots 12 and 13, Block 15
                                District  Lot  185
                                Plan  1157

2.        "Leased  Premises"  are

          (i) those parts of the Building located on the floor designated the 8th floor and as shown outlined in red on the plan attached hereto as Schedule "B" which for the purposes of this Lease shall be deemed to have a Rentable Area of Two Thousand Four Hundred Seventy-six (2,476) square feet.

                                  SCHEDULE "B"

"Land" comprises that certain parcel or tract of land and premises situate in the City of Vancouver, British Columbia, more particularly known and described as:

          Firstly: Subdivisions "C", "D" and "E", except part in each Subdivision included in Explanatory Plan 5088, now road, and

          Secondly:    Subdivisions  "A"  and  "B"
                       all of:  Lots 12 and 13, Block 15
                                District  Lot  185
                                Plan  1157


                                  [Floor Plan]

                                  SCHEDULE "C"
                              RULES AND REGULATIONS

1. The Tenant shall not permit any cooking or the heating of food in the Leased Premises nor the use of any electrical apparatus likely to cause an overloading of electrical circuits.

2. The sidewalks, entries, passages, elevators and staircases shall not be obstructed or used by the Tenant, his agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Leased Premises.

3. The Tenant,-his agents, servants, contractors, invitees or employees shall not bring in or take out, position, construct, install or move any safe, or other heavy office equipment or facility without first obtaining the consent in writing of the Landlord. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only between 6:00 p.m. and the following 8:00 a.m. or any other time consented to by the Landlord. No freight or bulky manor of any description will be received into the Building or carried in the elevators, except during hours approved by the Landlord.

4. All persons entering and leaving the Building at anytime other than during Normal Business Hours being 6:00 a.m. to 6:00 p.m. on Mondays to Fridays inclusive, of each week, shall if requested register in the books kept by the Landlord at or near the night entrance and the Landlord will have the right to prevent any person from entering or leaving the Building unless provided with a key to the premises to which such person seeks entrance and/or a pass in a form approved by the Landlord.

5. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Additional keys may be obtained from the Landlord at the cost of the Tenant.

6. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused. Tenants shall not let the water run unless it is in actual use, and shall not deface or mark any part of the Building, or drive nails, spikes, hooks or screws into the walls or woodwork of the Building.

7. No one shall use the Leased Premises for sleeping apartments or residential purposes.

8. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during normal business hours.

9. No noise caused by any instrument or other device, or otherwise, which may disturb other tenants of the Building shall be permitted.

10. The Landlord will have the care of all heating and air-conditioning apparatus.

11. The Tenant, when closing the Leased Premises day or evening, shall close and lock all doors and windows.

12. The Tenant shall not do or permit anything to be done in or upon the Leased Premises or bring or keep anything therein which will in any way conflict with the laws relating to fire or with the regulations of the Fire Department or the Health Department, or with any of the rules of the City in which the Leased Premises are located.

13. The Tenant shall not suffer any accumulation of useless property or rubbish in the Leased Premises. No animals shall be kept in or about the Leased Premises.

14. The Tenant shall give the Landlord prompt notice of any accident to or any detect in the plumbing, heating, air-conditioning, ventilating, mechanical or electrical apparatus or any other part of the Building.

15. The parking of automobiles shall be subject to the charges and the regulations of the Landlord. The Landlord shall not be responsible for damage to or theft of any car, its accessories or contents.

16. If the Tenant desires any electrical or communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions no borings or cutting for wires shall take place. No other wires or pipes of any kind shall be introduced without the prior written consent of the Landlord.

17. The Tenant shall keep the sun drapes (if any) or venetian blinds in a closed position at all times at windows which are exposed to the sun. The Tenant shall not interfere with or obstruct any perimeter heating, air conditioning or ventilating units.

18. The Tenant shall take care of the rugs and drapes (if any) which it installs in the Building and shall arrange for the carrying-out of regular spot cleaning and shampooing of the said carpets and any cleaning of the said drapes in a manner acceptable to the Landlord.


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                                  SCHEDULE "D"

                               SPECIAL PROVISIONS

1.     RENTAL  ABATEMENT

The Tenant shall have a Free Gross Rent period during the first One (1) months from the Commencement Date. During this period, the Tenant shall not be responsible for any basic net rent or Operating Costs and Property Taxes but shall abide by all other terms of this Lease.

2.     LANDLORDS  WORK

The Landlord shall, at its cost, paint the entire Premises, colour to be selected by the Tenant .

3.     BUILDING  DIRECTORY  SIGNAGE

The Tenant shall be entitled to one (1) entry to the Building directory. If space permits, all of the members of the Tenant's professional staff shall be separately listed.

4.     PARKING

The Landlord shall provide, at the Tenant's cost, up to one (1) random or reserved parking stall in the Building at the prevailing market rates, and one
(1) reserved parking stall on a month to month basis. The Tenant shall specify the number of parking stalls it requires prior to the Commencement Date. The rental rates for stalls is subject to adjustment to comparable parking rates in the area.


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